SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                    Date of Report
                    (Date of earliest
                    event reported):        February 18, 1999


                              Harley-Davidson, Inc.
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-9183                      39-1382325
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


               3700 West Juneau Avenue, Milwaukee, Wisconsin 53208 (Address of principal executive offices, including zip code)


                                 (414) 342-4680
                         (Registrant's telephone number)

Item 5.   Other Events.

          On February 18, 1999, the Board of Directors of Harley-Davidson, Inc. (the "Company") approved an amendment (the "Amendment") to the Rights Agreement, dated as of August 6, 1990, as amended (the "Rights Agreement"), between the Company and Firstar Bank Milwaukee, N. A. (as successor to Firstar Trust Company (formerly known as First Wisconsin Trust Company)) (the "Rights Agent"). Capitalized terms used herein and not otherwise defined are used as defined in the Rights Agreement.

          The Amendment amends the Rights Agreement to change from $300 to $800 the Purchase Price for each one one-hundredth of a share of Preferred Stock issued pursuant to the exercise of a Right.

          The Amendment also amends the Rights Agreement to provide that at any time after a person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock of the Company, the Board of Directors of the Company may exchange the Rights (other than Rights owned by any Acquiring Person which have become void), in whole or in part, at an exchange ratio of eight shares of Common Stock of the Company, or one one-hundredth of a share of Preferred Stock (or of a share of the Company's preferred stock having equivalent rights, privileges and preferences), per Right (subject to adjustment).

          The Amendment further amends the Rights Agreement to clarify that, in the event any person becomes an Acquiring Person, each holder of a Right (except as otherwise provided in the Rights Agreement) will thereafter have the right to receive upon exercise that number of one-hundredths of a share of Preferred Stock having a market value of two times the then current Purchase Price.

          The Amendment is attached hereto as an exhibit. The Rights Agreement (including prior amendments thereto) are incorporated by reference hereto as exhibits. The foregoing description of the amendments to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 7.   Financial Statements and Exhibits.

          (a)       Not applicable.

          (b)       Not applicable.

          (c)       Exhibits. The following exhibits are being filed herewith:

                    (4.1) Form of Rights Agreement, dated as of August 6, 1990, between the Company and the Rights Agent [Incorporated by reference to Exhibit 4.6 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1990 (Commission File No. 1-9183)]

                    (4.2) Amendment to Rights Agreement, dated as of June 21, 1991, between the Company and the Rights Agent [Incorporated by reference to Exhibit 4.8 to the Company's Registration Statement on Form 8-B, dated June 24, 1991 (Commission File No. 1-9183)]

                    (4.3) Amendment to Rights Agreement, dated as of August 23, 1995, between the Company and the Rights Agent [Incorporated by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the period ended September 24, 1995 (Commission File No. 1-9183)]

                    (4.4)     Amendment  to  Rights   Agreement,   dated  as  of
                              February 18, 1999, between the Company and the Rights Agent

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HARLEY-DAVIDSON, INC.



Date:  February 18, 1999              By:  /s/ Gail A. Lione
                                           ----------------------------------
                                           Gail A. Lione
                                           Vice President, General Counsel
                                             and Secretary

                              HARLEY-DAVIDSON, INC.

                   Exhibit Index to Current Report on Form 8-K
                             Dated February 18, 1999


Exhibit
Number


(4.1) Form of Rights Agreement, dated as of August 6, 1990, between the Company and the Rights Agent [Incorporated by reference to Exhibit
              4.6 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1990 (Commission File No. 1-9183)]

(4.2) Amendment to Rights Agreement, dated as of June 21, 1991, between the Company and the Rights Agent [Incorporated by reference to
              Exhibit 4.8 to the Company's Registration Statement on Form 8-B, dated June 24, 1991 (Commission File No. 1-9183)]

(4.3) Amendment to Rights Agreement, dated as of August 23, 1995, between the Company and the Rights Agent [Incorporated by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the period ended September 24, 1995 (Commission File No. 1-9183)]

(4.4) Amendment to Rights Agreement, dated as of February 18, 1999, between the Company and the Rights Agent